UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05215 )

Exact name of registrant as specified in charter: Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005—September 30, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Tax Exempt Money Market Fund

## 9|30|06

*Annual Report*

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Tax Exempt
Money Market
Fund

9| 30| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	11
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other shareholder information	18
Financial statements	19
Federal tax information	32
About the Trustees	33
Officers	37

Cover photograph: © Richard H. Johnson

Message from the Trustees

Putnam Tax Exempt Money Market Fund: seeking to offer

accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of pursuing their overall investment strategy. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to earn as high a rate of current income that is exempt from federal income taxes as Putnam believes is consistent with liquidity, as well as with preservation and stability of principal. In short, the fund aims to provide investors with tax-favored income at short-term rates.

Because the fund invests in securities issued by borrowers with excellent credit ratings, the fund’s risk of losing principal is low. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

Putnam Tax Exempt Money Market Fund’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day,” while earning tax-favored income, Putnam Tax Exempt Money Market Fund can be an attractive choice.

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult your tax advisor for more information.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 3%, then its tax-equivalent yield is 4.6%, assuming the maximum 35% federal tax rate for 2006.

Results for investors subject to lower tax rates would not be as advantageous.

Putnam Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income exempt from federal income tax as we believe is consistent with capital preservation, stability of principal, and maintenance of liquidity.

Highlights

• For the 12 months ended September 30, 2006, Putnam Tax Exempt Money Market Fund’s class A shares returned 2.74% .

• The fund’s benchmark, the Merrill Lynch 91-Day Treasury Bill Index, returned 4.50% .

• The average return for the fund’s Lipper category, Tax-Exempt Money Market Funds, was 2.57% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 9/30/06

Since the fund’s inception (10/26/87), average annual return is 2.90% at NAV.

Current 7-day yield (at 9/30/06) is 3.23%, with expense limitation. Taxable equivalent: 4.97% .

Current 7-day yield (at 9/30/06) without expense limitation is 3.19% . Taxable equivalent: 4.91% .

	Average annual return	Cumulative return

	NAV	NAV

10 years	2.14%	23.61%

5 years	1.30	6.66

3 years	1.57	4.78

1 year	2.74	2.74

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower. Class A shares do not bear an initial sales charge. For the most recent month-end performance, visit www.putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the 35% maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

Report from the fund managers

The year in review

The Fed remained committed to its aggressive anti-inflationary bias for most of the fiscal year, pushing short-term interest rates — and by extension, tax-exempt money market yields — sharply higher than a year ago. By August, moderating economic growth and falling energy prices eased inflationary pressures and increased the likelihood that the Fed might be nearing the end of the current tightening cycle. To make the portfolio more sensitive to higher interest rates, we kept the fund’s weighted average days to maturity relatively short by investing in floating-rate securities. We also took advantage of seasonal factors, such as tax-related selling this spring, to capture more competitive yields when buying opportunities presented themselves. These strategies proved successful: The fund’s total return at net asset value (NAV) for the 12 months ended September 30, 2006, surpassed the average for the fund’s Lipper peer group. However, fund performance lagged that of the benchmark index, which is composed exclusively of short-maturity taxable U.S. treasury bills. In contrast, your fund invests in a wide range of tax-free money-market-eligible securities.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/06.

Bonds

Lipper Tax-Exempt Money Market
Funds category average	2.57%

Merrill Lynch 91-Day Treasury Bill Index
(short-maturity U.S. Treasury bills)	4.50%

Lehman Municipal Bond Index
(tax-exempt bonds)	4.45%

Lehman Aggregate Bond Index
(broad bond market)	3.67%

Equities

S&P 500 Index
(broad stock market)	10.79%

Russell 1000 Index
(large-company stocks)	10.25%

Russell 2000 Index
(small-company stocks)	9.92%

Market overview

Following a string of 17 increases in the federal funds rate — including six that occurred during the fund’s fiscal year — the Fed suspended its credit-tightening program in August, opting to maintain the benchmark rate for overnight loans between banks at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases remain possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

Reflecting the Fed’s activity, yields on shorter-term bonds rose dramatically during the period, while yields on intermediate- and long-term bonds declined, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened, meaning there was less difference in yield between short- and longer-term securities than would be expected under normal conditions.

According to iMoneyNet, assets of all money market funds have continued to grow — reaching levels not seen since 2003. Much of this growth is attributed to net yields for these funds attaining the 5% mark, which is an important psychological level for investors. Given this positive environment, we expect assets of taxable and tax-free money fund assets to climb further, especially since cash has become increasingly competitive with other investments that carry greater risk. By the end of the reporting period, assets of all money-market mutual funds — taxable, institutional, and tax-free — exceeded $2.1 trillion.*

Strategy overview

Throughout the fiscal year, the fund held a significant weighting in variable-rate demand notes (VRDNs) with one- and seven-day maturities. These floating-rate securities are very interest-rate sensitive and proved to be a major factor in the rise of the fund’s 7-day yield, which climbed from 2.17% at the start of the reporting period on September 30, 2005, to 3.23% by September 30, 2006.

We took two additional steps during the reporting period to maximize the fund’s income stream. Toward the end of calendar 2005, with the Fed still actively pursuing its aggressive monetary policy, we bought municipal commercial paper with three-month maturities. We thought it would be prudent to lock in the attractive yields at the time, which were higher than what was being offered on floating-rate money-market securities.

Additionally, in February and March, when these tax-free commercial paper holdings were maturing, we reinvested the proceeds back into VRDNs to better position the fund for seasonal opportunities that typically occur during the weeks leading up to the federal and state tax filing deadline. Historically, VRDN yields tend to rise during this time, because investors are liquidating assets to make tax payments. This selling pressure forces dealers to raise yields on VRDNs to attract buyers. Not surprisingly, municipal commercial paper and tax-free fixed-rate money market securities became relatively less attractive. By actively managing the fund through this fluctuation in supply/demand dynamics, we believe we positioned the fund for the best income opportunities that the market offered at that time.

With data suggesting that economic growth and inflation were moderating during the summer months, the money market yield curve flattened. We began to extend the duration of the portfolio by adding fixed-rate money market securities with short- to longer-term maturities. This allowed the portfolio to lock in higher rates — a precaution we considered prudent should the Fed change its current policy to a more accommodative stance.

The fund’s weighted average days to maturity, which indicates its relative sensitivity to changes in interest rates, was kept shorter than that of many others in its peer group, falling from 31 days on September 30, 2005, to 21 days by September 30, 2006.

* Source: iMoneyNet September 29, 2006.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Your fund’s holdings

With the Fed maintaining its proactive anti-inflationary stance during the reporting period, it seemed prudent to keep interest-rate sensitive VRDNs as the largest sector allocation in the portfolio. VRDNs are brought to market with a long-term maturity and a daily or weekly put feature that allows the security to be money-market eligible. The coupon resets daily or weekly depending on the structure of the municipal debt.

The VRDNs that we purchase are often supported by some form of liquidity or third-party credit support. This can take the form of a letter of credit (LOC) from a major commercial bank. The VRDN may also be insured and have a standby bond purchase agreement (SBPA) from a commercial bank or insurer. The four main bond insurers — Ambac, FGIC, FSA, and MBIA — retain an abundant amount of hard capital and generally have very strong claims-paying abilities. The Dexia Group, which ranks among the 15 largest banks in Europe, is not a holding of the fund, but a number of securities in the portfolio use this Belgium bank as their liquidity provider.

At the end of the fiscal year, the fund’s largest LOC providers were Wachovia in the United States and Barclays Bank in the United Kingdom. These banks benefit from broadly diversified franchises in their healthy and supportive home markets.

In the tax-exempt commercial paper market, we purchased investments issued by Harvard University and Duke University. These universities enjoy a level of market demand and pricing power rivaled by few institutions of higher education. Their extensive endowments provide an abundant financial cushion for debt service on their commercial paper.

During the second half of the fiscal year, we purchased tax-anticipation notes (TANs) issued by Harris County, Texas. These TANs are backed by the county’s full faith and credit ad valorem tax pledge. Ad valorem tax revenues, which are based on the assessed value of real estate or personal property, account for approximately 70% of the county’s total General Fund receipts. The General Fund, which receives county revenues and covers its general expenses, will provide estimated coverage of 1.5 times the amount of debt service coverage, which is sufficient to repay the notes when they become due, in February 2007.

We also purchased tax-revenue-anticipation notes (TRANS) issued by the state of New Jersey. These Series Fiscal 2007A Notes are secured solely by the moneys on deposit in the General Fund and Property Tax Relief Fund for fiscal 2007. According to fiscal 2007 estimates, debt service coverage on the notes should be a solid 2.2 times the amount of principal and interest. As additional security,

Performance comparisons As of 9/30/06

	Current yield*	After-tax yield

Regular savings account	0.50%	0.33%

Average taxable money market fund compound 7-day yield	4.83	3.14

3-month certificate of deposit	5.34	3.47

Putnam Tax Exempt Money Market Fund 7-day yield (with expense limitation)	3.23	3.23

Putnam Tax Exempt Money Market Fund 7-day yield (without expense limitation)	3.19	3.19

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value of regular savings accounts and bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, certificates of deposit (CDs) offer a fixed rate of return, and the interest and principal on CDs is generally insured by the FDIC up to $100,000. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax yield assumes a 35% maximum federal income tax rate.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), iMoneyNet Money Fund Report (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

the state has committed to set aside such amounts so that the balances on June 8, 2007, and June 21, 2007, will equal 75% and 100%, respectively, of the principal and interest due on the Series A Notes.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Among the funds in its Tax-Exempt Money Market Funds category, Lipper ranked Putnam Tax Exempt Money Market Fund’s class A shares 35 out of 115, 34 out of 107, 32 out of 97, and 34 out of 79 funds for the 1-, 5-, 10-year, and life-of-fund periods ended September 30, 2006. These rankings put the fund in the 31st, 32nd, 33rd, and 43rd percentile for the same respective periods. The lower the percentile ranking according to Lipper, the better the fund’s performance relative to its Lipper peers. Lipper rankings do not reflect sales charges and are based on total return of funds with similar investment styles or objectives as determined by Lipper. Past performance does not guarantee future results.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As of this writing, we believe the Fed is likely to remain in a holding pattern with regard to near-term interest-rate changes. Time is needed to evaluate the effects of 17 consecutive hikes in the federal funds rate. In our opinion, the minutes of the August 8th Federal Open Market Committee meeting indicate an increased chance that June’s increase in the federal funds rate to 5.25% will be the last tightening in the current interest-rate cycle, especially given concerns expressed about a slowdown in the housing market and the lagging impact of interest rates increases on the economy.

We anticipate that Fed Chairman Ben Bernanke will continue to steer the Fed in a similar direction as his predecessor by remaining vigilant with respect to inflation. The Fed’s interest-rate policy is expected to become more dependent on upcoming financial data as it attempts to engineer a soft landing for the U.S. economy.

Against this backdrop, we will be looking for opportunities to extend the weighted average days to maturity to lock in yields — purchasing fixed-rate municipal notes and municipal commercial paper —as we begin to position the portfolio for an eventual decline in interest rates.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for further information.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance and comparative index results For periods ended 9/30/06

			Lipper Tax Exempt
	Putnam Tax Exempt	Merrill Lynch 91-Day	Money Market Funds
	Money Market Fund	Treasury Bill Index	category average*

Annual average
(life of fund, since 10/26/87)	2.90%	4.81%	2.95%

10 years	23.61	45.32	23.34
Annual average	2.14	3.81	2.12

5 years	6.66	12.04	6.14
Annual average	1.30	2.30	1.20

3 years	4.78	8.42	4.48
Annual average	1.57	2.73	1.47

1 year	2.74	4.50	2.57

Current yield (end of period)

Current 7-day yield[1]
(with expense limitation)	3.23

Taxable equivalent[2]	4.97

Current 7-day yield
(without expense limitation)	3.19

Current 30-day yield[1]
(with expense limitation)	3.05

Taxable equivalent[2]	4.69

Current 30-day yield
(without expense limitation)	3.02

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower.

* Over the 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 115, 107, 97 and 79 funds, respectively, in this Lipper category.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35% 2006 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

Fund distribution information For the 12-month period ended 9/30/06

Distributions

Number	12

Income	$0.027009

Total	$0.027009

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from April 1, 2006, to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*	$ 2.93

Ending value (after expenses)	$1,015.10

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam Management and a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, fund expenses would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2006, use the calculation method below. To find the value of your investment on April 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*	$ 2.94

Ending value (after expenses)	$1,022.16

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam Management and a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, fund expenses would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

Class A

Your fund’s annualized expense ratio*	0.58%

Average annualized expense ratio for Lipper peer group†	0.60%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam Management and a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio would have been lower.

† Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is the Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $20,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended September 30, 2006.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A shares of your fund do not carry an initial sales charge or a 12b-1 fee. Exchange of your fund’s class A shares into another fund may involve a sales charge.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group

(Lipper Tax-Exempt Money Market Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

31st	35th	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 114, 104, and 93 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Tax-Exempt Money Market Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 31%, 33%, and 43%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 35 out of 115, 32 out of 97, and 34 out of 79 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and nonin-vestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the “fund”) at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2006

The fund’s portfolio 9/30/06

Key to abbreviations

AMBAC AMBAC Indemnity Corporation

CIFG CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee

FGIC Financial Guaranty Insurance Company

FSA Financial Security Assurance

LOC Letter of Credit

MBIA MBIA Insurance Company

TAN Tax Anticipation Notes

TRAN Tax Revenue Anticipation Notes

VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.5%)*

	Rating **	Principal amount	Value

Arizona (0.2%)
Mcallister, Academic
Village VRDN (AZ State
U.), Ser. B, AMBAC,
3.72s, 7/1/45	VMIG1	$245,000	$245,000

Colorado (2.6%)
U. of CO. Hosp. Auth.
VRDN, Ser. B, 3.74s,
11/15/35 (Citibank,
N.A. (LOC))	VMIG1	3,250,000	3,250,000

Connecticut (1.8%)
CT State Special Tax
Oblig. VRDN (Trans.
Infrastructure),
Ser. 1, FGIC, 3 3/4s,
9/1/20	VMIG1	2,195,000	2,195,000

Florida (5.7%)
FL Gulf Coast U.
Fin. Corp. VRDN (Cap.
Impt.), 3.78s, 12/1/33
(Wachovia Bank,
N.A. (LOC))	VMIG1	4,115,000	4,115,000
Highlands Cnty., Hlth.
Fac. Auth. VRDN
(Adventist Hlth.),
Ser. A, 3.78s, 11/15/32
(Suntrust Bank (LOC))	VMIG1	3,000,000	3,000,000
			7,115,000

Georgia (4.7%)
Gwinnett Cnty., Hosp.
Auth. VRDN (Gwinnett
Hosp. Syst., Inc.),
Ser. A, 3 3/4s, 10/1/32
(Suntrust Bank (LOC))	VMIG1	2,000,000	2,000,000
Metro Atlanta, Rapid
Transit Auth.
Commercial Paper,
Ser. 04-B, 3.62s,
10/06/06 (Dexia Credit
Local (LOC))	A-1+	2,000,000	2,000,000

MUNICIPAL BONDS AND NOTES (99.5%)* continued

	Rating **	Principal amount	Value

Georgia continued
Metro Atlanta Rapid
Transit Auth.
Commercial Paper,
Ser. 04-B, 3.53s,
12/07/06 (Dexia Credit
Local (LOC))	A-1+	$ 2,000,000	$2,000,000
			6,000,000

Idaho (0.3%)
ID Hlth. Fac. Auth. VRDN
(St. Lukes Med. Ctr.),
FSA, 3.83s, 7/1/30	VMIG1	375,000	375,000

Illinois (7.2%)
IL Dev. Fin. Auth. VRDN
(North Shore Country
Day), 3.76s, 7/1/33
(Northern
Trust Co. (LOC))	VMIG1	2,000,000	2,000,000
IL State VRDN, Ser. B,
3.78s, 10/1/33	VMIG1	5,000,000	5,000,000
Western Springs, VRDN
(Timber Trails), 3.76s,
12/1/25 (LaSalle Bank,
N.A. (LOC))	A-1	2,000,000	2,000,000
			9,000,000

Indiana (7.4%)
IN State Dev. Fin. Auth.
VRDN (IN Museum
of Art), 3.78s, 2/1/39
(Bank One, N.A. (LOC))	VMIG1	3,500,000	3,500,000
IN Hlth. Fac. Fin. Auth.
VRDN (Fayette Memorial
Hosp. Assn.), Ser. A,
3.9s, 10/1/32 (U.S.
Bank, N. A. (LOC))	A-1+	3,335,000	3,335,000
IN Muni. Pwr. Agcy.
Supply Syst. VRDN,
Ser. A, 3 3/4s, 1/1/18
(Dexia Credit
Local (LOC))	VMIG1	2,200,000	2,200,000
Purdue U. VRDN
(Student Fee), Ser. T,
3.72s, 7/1/27	VMIG1	200,000	200,000
			9,235,000

Iowa (0.6%)
IA Fin. Auth. Hosp. Fac.
VRDN (IA Hlth. Syst.),
Ser. B, AMBAC, 3.77s,
1/1/28	VMIG1	700,000	700,000

Kansas (1.2%)
KS State Dev. Fin. Auth.
Hlth. Fac. VRDN
(Deaconess Long Term
Care), Ser. C, 3.78s,
5/15/30 (JP Morgan
Chase Bank (LOC))	VMIG1	1,500,000	1,500,000

MUNICIPAL BONDS AND NOTES (99.5%)* continued

	Rating **	Principal amount	Value

Kentucky (3.9%)
Boyle Cnty., Hosp. VRDN
(Ephraim McDowell
Hlth.), 3.78s, 4/1/36
(Fifth Third
Bank (LOC))	VMIG1	$ 1,400,000	$1,400,000
KY Econ. Dev. Hosp. Fin.
Auth. VRDN (Baptist
Hlth. Care), Ser. B,
MBIA, 3.77s, 8/15/31	VMIG1	3,450,000	3,450,000
			4,850,000

Massachusetts (3.6%)
MA Hlth. & Ed. Fac.
Auth. Commercial Paper
(Harvard U.), Ser. EE,
3.45s, 10/02/06	A-1+	3,000,000	3,000,000
MA Hlth. & Ed. Fac.
Auth. Commercial Paper
(Harvard U.), Ser. EE,
3.70s, 11/09/06	A-1+	1,500,000	1,500,000
			4,500,000

Maine (2.2%)
ME State Hsg. Auth.
VRDN, Ser. E-1, AMBAC,
3.76s, 11/15/30	VMIG1	2,770,000	2,770,000

Michigan (1.7%)
MI Muni. Board Auth.
Rev. Bonds, Ser. B-2,
4 1/2s, 8/20/07 (Bank
of Nova Scotia (LOC))	SP-1+	1,000,000	1,007,032
MI State Hosp. Fin.
Auth. VRDN (Hlth. Care
Equip. Loan), Ser. C,
3.79s, 12/1/32 (Fifth
Third Bank (LOC))	A-1+	1,100,000	1,100,000
			2,107,032

Minnesota (4.6%)
Cohasset, VRDN (MN Pwr.
& Light Co.), Ser. A,
3.74s, 6/1/20 (LaSalle
Bank, N.A. (LOC))	A-1+	3,500,000	3,500,000
Minnanoka & Ramsey
Cntys., North Suburban
Hosp. Dist. VRDN (Hlth.
Ctr.), 3.8s, 8/1/14
(Wells Fargo Bank,
N.A. (LOC))	A-1+	2,000,000	2,000,000
U. of MN VRDN, Ser. C,
3.72s, 12/1/36	VMIG1	300,000	300,000
			5,800,000

Mississippi (0.1%)
Jackson Cnty., Poll.
Control, VRDN (Chevron
U.S.A. Inc.), 3.85s,
12/1/16	VMIG1	150,000	150,000

MUNICIPAL BONDS AND NOTES (99.5%)* continued

	Rating **	Principal amount	Value

Missouri (1.8%)
MO State Hlth. & Edl.
Fac. Auth. VRDN
(Deaconess Long-term
Care), Ser. B, 3.78s,
5/15/30 (JP Morgan
Chase Bank (LOC))	VMIG1	$ 1,500,000	$1,500,000
(Cox Hlth. Syst.),
AMBAC, 3.86s, 6/1/22 VMIG1		800,000	800,000
			2,300,000

Montana (1.8%)
Forsyth, Poll. Control
VRDN (Pacific Corp.),
3.86s, 1/1/18 (BNP
Paribas (LOC))	P-1	300,000	300,000
MT State Hlth. Fac.
Auth. VRDN (Hlth. Care
Pooled Loan), Ser. A,
FGIC, 3 3/4s, 12/1/15	VMIG1	1,970,000	1,970,000
			2,270,000

New Jersey (2.4%)
NJ State TRAN, 4 1/2s,
6/22/07	MIG1	3,000,000	3,021,440

New Mexico (1.8%)
Farmington, Poll.
Control VRDN
(AZ Pub. Svc. Co.),
Ser. A, 3.86s, 5/1/24
(Barclays Bank
PLC (LOC))	P-1	400,000	400,000
(AZ Pub. Svc. Co.),
Ser. B, 3.85s, 9/1/24
(Barclays Bank
PLC (LOC))	P-1	1,800,000	1,800,000
			2,200,000

New York (0.2%)
Metro. Trans. Auth.
VRDN, Ser. E-2, 3.7s,
11/1/35 (Fortis Bank,
SA/NV (LOC))	VMIG1	200,000	200,000

North Carolina (2.5%)
NC Cap. Fac. Commercial
Paper (Duke U.),
Ser. A1/A2, 3.65s,
12/6/06	A-1+	2,115,000	2,115,000
NC Cap. Fac. Commercial
Paper (Duke U.),
Ser. A1/A2, 3.52s,
12/6/06	A-1+	1,000,000	1,000,000
			3,115,000

MUNICIPAL BONDS AND NOTES (99.5%)* continued

	Rating **	Principal amount	Value

Ohio (4.8%)
Cuyahoga Cnty., Hosp.
VRDN (Metro Hlth.
Syst.), 3.76s, 2/1/35
(National City
Bank (LOC))	VMIG1	$ 3,000,000	$3,000,000
OH State Higher Edl.
Fac. VRDN (Cleveland
Inst. Music), 3.76s,
5/1/30 (National City
Bank (LOC))	VMIG1	3,000,000	3,000,000
			6,000,000

Oklahoma (1.0%)
OK State Cap. Impt.
Auth. State Facs. VRDN
(Higher Ed.)
Ser. D-2, CIFG,
3.86s, 7/1/32	VMIG1	400,000	400,000
Ser. D-1, CIFG,
3.86s, 7/1/31	VMIG1	800,000	800,000
			1,200,000

Pennsylvania (10.9%)
Allegheny Cnty., Hosp.
Dev. Auth. VRDN (Hlth.
Ctr. Presbyterian)
Ser. A, MBIA,
3.8s, 3/1/20	VMIG1	1,800,000	1,800,000
Ser. D, MBIA,
3.8s, 3/1/20	VMIG1	2,300,000	2,300,000
Beaver Cnty., Indl. Dev.
Auth. Poll. Control
VRDN (First Energy),
Ser. A, 3.78s, 1/1/35
(Barclays Bank
PLC (LOC))	VMIG1	1,000,000	1,000,000
Dauphin Cnty., Gen.
Auth. VRDN (School
Dist. Pooled Fin.
Project II), AMBAC,
3.77s, 9/1/32	VMIG1	3,520,000	3,520,000
Montgomery Cnty., Indl.
Dev. Auth. Commercial
Paper (Exelon),
Ser. 94-A, 3.58s,
11/15/06 (BNP
Paribas (LOC))	A-1+	2,000,000	2,000,000
Philadelphia, Hosp. &
Higher Ed. Fac. Auth.
VRDN (Temple U. Hlth.),
Ser. A, 3.78s, 7/1/27
(Wachovia Bank,
N.A. (LOC))	VMIG1	3,000,000	3,000,000
			13,620,000

MUNICIPAL BONDS AND NOTES (99.5%)* continued

	Rating **	Principal amount	Value

Rhode Island (0.4%)
RI State Hlth & Edl.
Bldg. Corp. VRDN
(Higher Ed. Fac. Brown
U.), Ser. B, 3.7s,
9/1/43	VMIG1	$500,000	$500,000

Tennessee (1.6%)
Metro. Govt. Nashville &
Davidson Cnty., Hlth. &
Edl. Fac. Board VRDN
(Ensworth School),
3 3/4s, 12/1/27
(Suntrust Bank (LOC))	VMIG1	2,000,000	2,000,000

Texas (7.1%)
Denton, VRDN, Ser. 05-A,
3.78s, 8/1/35	A-1+	3,350,000	3,350,000
Harris Cnty., TAN,
4 1/2s, 2/28/07	MIG1	2,000,000	2,008,001
North TX Thruway Syst.
VRDN (North Dallas),
Ser. C, FGIC, 3.77s,
1/1/25	VMIG1	3,500,000	3,500,000
			8,858,001

Utah (1.6%)
Intermountain Power
Agency VRDN (UT State
Pwr. Supply), Ser. B,
FGIC, 3 3/4s, 7/1/23	VMIG1	2,000,000	2,000,000

Virginia (3.2%)
Clarke Cnty., Indl. Dev.
Auth. Hosp. Facs. VRDN
(Winchester Med.
Ctr., Inc.), FSA,
3 3/4s, 1/1/30	VMIG1	3,970,000	3,970,000

Washington (5.2%)
WA State Hlth. Care Fac.
Auth. Lease VRDN
(National Hlth. Care
Research & Ed.), 3.8s,
1/1/32 (BNP
Paribas (LOC))	VMIG1	2,800,000	2,800,000
WA State Hsg. Fin.
Comm. VRDN
(Northwest School),
3 3/4s, 6/1/32 (Bank
of America, N.A. (LOC))	VMIG1	3,700,000	3,700,000
			6,500,000

Wisconsin (1.9%)
WI State Hlth. & Edl.
Fac. Auth. VRDN
(Wheaton Franciscan
Svcs.), 3.74s, 8/15/16
(Citibank, N.A. (LOC))	VMIG1	2,425,000	2,425,000

MUNICIPAL BONDS AND NOTES (99.5%)* continued

	Rating **	Principal amount	Value

Wyoming (3.5%)
Gillette, Poll. Control
VRDN, 3.78s, 1/1/18
(Barclays Bank
PLC (LOC))	P-1	$ 4,400,000	$ 4,400,000

TOTAL INVESTMENTS
Total investments (cost $124,371,473)			$124,371,473

* Percentages indicated are based on net assets of $125,056,482.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2006. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on VRDN are the current interest rates at September 30, 2006.

The dates shown on debt obligations are the original maturity dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

ASSETS

Investments in securities at value (Note 1):
Unaffiliated issuers (at amortized cost)	$124,371,473

Cash	348,032

Interest and other receivables	452,243

Receivable for shares of the fund sold	885,894

Receivable for securities sold	2,600,870

Total assets	128,658,512

LIABILITIES

Distributions payable to shareholders	10,101

Payable for securities purchased	3,322,225

Payable for shares of the fund repurchased	86,886

Payable for compensation of Manager (Note 2)	105,071

Payable for investor servicing and custodian fees (Note 2)	8,667

Payable for Trustee compensation and expenses (Note 2)	42,046

Payable for administrative services (Note 2)	2,084

Other accrued expenses	24,950

Total liabilities	3,602,030

Net assets	$125,056,482

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$125,049,390

Undistributed net investment income (Note 1)	8,494

Accumulated net realized loss on investments (Note 1)	(1,402)

Total — Representing net assets applicable to capital shares outstanding	$125,056,482

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering and redemption price per class A share ($125,056,482 divided by 125,049,390 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

INTEREST INCOME	$3,887,964

EXPENSES

Compensation of Manager (Note 2)	539,810

Investor servicing fees (Note 2)	92,314

Custodian fees (Note 2)	7,225

Trustee compensation and expenses (Note 2)	29,991

Administrative services (Note 2)	18,308

Auditing	52,751

Other	78,050

Non-recurring costs (Notes 2 and 5)	342

Costs assumed by Manager (Notes 2 and 5)	(342)

Fees waived and reimbursed by Manager or affiliate (Notes 2 and 5)	(175,039)

Total expenses	643,410

Expense reduction (Note 2)	(3,459)

Net expenses	639,951

Net investment income	3,248,013

Net increase in net assets resulting from operations	$3,248,013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 3,248,013	$ 1,849,974

Net increase in net assets resulting from operations	3,248,013	1,849,974

Distributions to shareholders: (Note 1)

From tax exempt income	(3,259,670)	(1,835,684)

Increase (decrease) from capital share transactions (Note 4)	10,639,550	(9,878,741)

Total increase (decrease) in net assets	10,627,893	(9,864,451)

NET ASSETS

Beginning of year	114,428,589	124,293,040

End of year (including undistributed net investment income of $8,494 and $20,151, respectively)	$125,056,482	$114,428,589

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/06	9/30/05	9/30/04	9/30/03	9/30/02

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:
Net investment income	.0270(c,d,e)	.0153(c,d)	.0044(c)	.0065(c)	.0114

Net realized gain
on investments	—	—	—	—(f )	—

Total from
investment operations	.0270	.0153	.0044	.0065	.0114

Less distributions:
From net investment income	(.0270)	(.0153)	(.0044)	(.0065)	(.0114)

Total distributions	(.0270)	(.0153)	(.0044)	(.0065)	(.0114)

Net asset value,
end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at
net asset value (%)(a)	2.74	1.54	.44	.65	1.15

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$125,056	$114,429	$124,293	$148,603	$113,068

Ratio of expenses to
average net assets (%)(b)	.54(c,d,e)	.55(c,d)	.60(c)	.64(c)	.76

Ratio of net investment income
to average net assets (%)	2.71(c,d,e)	1.51(c,d)	.47(c)	.62(c)	1.08

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	9/30/06	9/30/05	9/30/04	9/30/03

Class A	0.11%	0.12%	0.20%	0.15%

(d) Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	9/30/06	9/30/05

Class A	0.02%	0.02%

(e) Reflects a non-recurring accrual related to a reimbursement to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets (Note 5).

(f) Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/06

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2006, the fund had a capital loss carryover of $1,402 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2013.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the year ended September 30, 2006, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2006, the fund required no such reclassifications.

The tax basis components of distributable earnings as of September 30, 2006, were as follows:

Undistributed tax-exempt income	$18,595
Capital loss carryforward	(1,402)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.60% of the fund’s average net assets.

For the year ended September 30, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $126,020 of its management fee from the fund. For the period July 1, 2005 through approximately December 31, 2005 Putnam Management has agreed to waive an additional $46,532 of its management fee from the fund. For the year ended September 30, 2006, Putnam Management waived $23,266 of its management fee from the fund as a part of this additional waiver.

For the year ended September 30, 2006, Putnam Management has assumed $342 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2006, the fund incurred $99,539 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2006, the fund’s expenses were reduced by $3,459 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $267, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2006, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $273,569,798 and $263,358,000, respectively.

Note 4: Capital shares

At September 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

CLASS A	Year ended 9/30/06	Year ended 9/30/05
Shares sold	77,786,253	82,726,594

Shares issued in connection with
reinvestment of distributions	3,126,704	1,788,213

	80,912,957	84,514,807

Shares repurchased	(70,273,407)	(94,393,548)

Net increase (decrease)	10,639,550	(9,878,741)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees, the fund received $25,753 during the period from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’

claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(Unaudited)

Federal tax information

The fund has designated 100% of dividends paid from net invest-
ment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2007 will show the tax
status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, he was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984
and President since 2000

Mr. Putnam is President of New Generation Research, Inc.
(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation
companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC
(a registered investment adviser). He is a Trustee of St. Mark’s
School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of
Dechert LLP (formerly known as Dechert Price & Rhoads) in
Philadelphia. He is a graduate of Harvard College, Harvard
Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund‡
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

.* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal Executive	and Assistant Clerk
Marketing Services	Officer, Associate Treasurer, and
Putnam Retail Management	Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
Putnam Fiduciary Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Michael T. Healy
Assistant Treasurer and
Independent Registered Public	Principal Accounting Officer
Accounting Firm
PricewaterhouseCoopers LLP	Beth S. Mazor
Vice President
Trustees
John A. Hill, Chairman	James P. Pappas
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Myra R. Drucker	Richard S. Robie, III
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Charles A. Ruys de Perez
W. Thomas Stephens	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

| Not FDIC Insured | May Lose Value | No Bank Guarantee |
|---|---|---|

AN057 238296 11/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2006	$50,248*	$ 31	$2,451	$39

September 30, 2005	$43,300*	$--	$2,316	$66

* Includes fees of $63 and $6 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2006 and September 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2006 and September 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $284,202 and $190,129 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,
2006	$ -	$ 153,160	$ -	$ -

September
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 5, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 5, 2006